                                                                    EXHIBIT 99.2

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT,
                     SERIES 2004-1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[411,783,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2004-1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT,
                     SERIES 2004-1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance               $241,765,495
Aggregate Original Principal Balance                  $242,251,097
Number of Mortgage Loans                                     1,724

                                          MINIMUM      MAXIMUM    AVERAGE(1)
                                         ----------   ---------   ----------
Original Principal Balance               $   10,000   $ 493,000   $  140,517
Outstanding Principal Balance            $    9,982   $ 493,000   $  140,235

                                                                  WEIGHTED
                                         MINIMUM      MAXIMUM    AVERAGE(2)
                                         -------      -------    ----------
Original Term (mos)                          180          360           350
Stated remaining Term (mos)                  172          357           346
Loan Age (mos)                                 3            9             4
Current Interest Rate                      0.000%      13.580%        6.792%
Initial Interest Rate Cap(4)               3.000%       3.000%        3.000%
Periodic Rate Cap(4)                       1.000%       1.000%        1.000%
Gross Margin(4)                            4.000%       9.875%        5.890%
Maximum Mortgage Rate(4)                  10.500%      16.250%       12.391%
Minimum Mortgage Rate(4)                   4.500%      10.250%        6.392%
Months to Roll(4)                             15           33            21
Original Loan-to-Value                     20.00%      100.00%        83.37%
Credit Score (3)                             501          810           659

                             EARLIEST              LATEST
                             --------             --------
Maturity Date                02/01/19             07/01/34

                     PERCENT OF                                  PERCENT OF
LIEN POSITION       MORTAGE POOL          YEAR OF ORIGINATION   MORTGAGE POOL
-------------       ------------       ------------------------ ------------
1st Lien                   89.77%             2003                      0.07%
2nd Lien                   10.23              2004                     99.93

OCCUPANCY                              LOAN PURPOSE
---------                              ------------
Primary                    91.30%      Purchase                        69.42%
Second Home                 0.00       Refinance - Rate/Term            4.02
Investment                 18.70       Refinance - Cashout             26.56

LOAN TYPE                              PROPERTY TYPE
---------                              -------------
Fixed Rate                 20.00%      Single Family                   78.29%
ARM                        80.00       Condominium                     13.11
                                       Two- to Four-Family              4.28
                                       Planned Unit Development         4.32

AMORTIZATION TYPE
-----------------
Fully Amortizing           49.82%
Interest Only              44.81
Balloon                     5.37

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM Loans only

MORTGAGE RATES

                             NUMBER        AGGREGATE                            WEIGHTED       AVERAGE      WEIGHTED
                               OF          PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE       PRINCIPAL      AVERAGE  PERCENT
      RANGE OF              MORTGAGE        BALANCE        MORTGAGE   AVERAGE    CREDIT        BALANCE      ORIGINAL   FULL
  MORTGAGE RATES             LOANS        OUTSTANDING        POOL      COUPON    SCORE        OUTSTANDING      LTV      DOC
------------------          --------      ------------    ----------  --------  --------    --------------  --------  -------
5.500% or less                   125      $ 25,022,631         10.35%    5.251%      703    $      200,181     79.70%   64.68%
5.501% to 6.000%                 257        52,095,359         21.55     5.855       680           202,706     79.38    61.43
6.001% to 6.500%                 281        56,072,443         23.19     6.331       665           199,546     81.51    63.25
6.501% to 7.000%                 240        44,529,839         18.42     6.811       635           185,541     82.05    69.57
7.001% to 7.500%                 115        19,364,016          8.01     7.309       624           168,383     83.80    70.46
7.501% to 8.000%                  97        13,481,340          5.58     7.822       611           138,983     90.37    79.84
8.001% to 8.500%                  80         6,434,908          2.66     8.297       642            80,436     94.12    85.74
8.501% to 9.000%                 129         6,863,686          2.84     8.837       696            53,207     95.19    42.83
9.001% to 9.500%                  69         3,696,557          1.53     9.316       655            53,573     93.89    34.94
9.501% to 10.000%                 80         3,562,796          1.47     9.837       665            44,535     91.98    58.74
10.001% to 10.500%                53         2,488,072          1.03    10.277       643            46,945     96.75    60.83
10.501% to 11.000%                76         3,256,752          1.35    10.826       637            42,852     94.76    74.20
11.001% to 11.500%                97         3,887,993          1.61    11.335       623            40,082     99.63    90.63
11.501% to 12.000%                22           933,840          0.39    11.804       621            42,447     88.39    85.28
12.001% to 12.500%                 2            48,488          0.02    12.416       617            24,244     96.23   100.00
13.501% to 14.000%                 1            26,775          0.01    13.580       610            26,775    100.00   100.00
                            --------      ------------    ----------  --------  --------    --------------  --------  -------
TOTAL:                         1,724      $241,765,495        100.00%    6.792%      659    $      140,235     83.37%   65.85%
                            --------      ------------    ----------  --------  --------    --------------  --------  -------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 0.000% per annum to 13.580% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.792% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER        AGGREGATE                            WEIGHTED       AVERAGE      WEIGHTED
                               OF          PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE       PRINCIPAL      AVERAGE  PERCENT
       RANGE OF             MORTGAGE        BALANCE        MORTGAGE   AVERAGE    CREDIT        BALANCE      ORIGINAL   FULL
REMAINING TERMS (MONTHS)     LOANS        OUTSTANDING        POOL      COUPON    SCORE        OUTSTANDING      LTV      DOC
------------------------    --------      ------------    ----------  --------  --------    --------------  --------  -------
169 to 180                       289      $ 13,092,221          5.42%    9.877%      677    $       45,302     93.93%   53.40%
229 to 240                         3            83,189          0.03    11.471       622            27,730    100.00   100.00
349 to 360                     1,432       228,590,085         94.55     6.614       658           159,630     82.76    66.55
                            --------      ------------    ----------  --------  --------    --------------  --------  -------
TOTAL:                         1,724      $241,765,495        100.00%    6.792%      659    $      140,235     83.37%   65.85%
                            --------      ------------    ----------  --------  --------    --------------  --------  -------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 346 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER        AGGREGATE                            WEIGHTED       AVERAGE      WEIGHTED
                               OF          PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE       PRINCIPAL      AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE        BALANCE        MORTGAGE   AVERAGE    CREDIT        BALANCE      ORIGINAL   FULL
 LOAN PRINCIPAL BALANCES     LOANS        OUTSTANDING        POOL      COUPON    SCORE        OUTSTANDING      LTV      DOC
--------------------------  --------      ------------    ----------  --------  --------    --------------  --------  -------
$50,000 or less                  394      $ 14,018,681          5.80%    9.956%      669    $       35,580     98.20%   64.78%
$50,001 to $100,000              293        19,936,336          8.25     8.449       660            68,042     90.15    69.97
$100,001 to $150,000             293        37,199,292         15.39     6.636       642           126,960     81.64    76.40
$150,001 to $200,000             271        47,184,572         19.52     6.498       657           174,113     82.47    70.99
$200,001 to $250,000             210        47,010,871         19.44     6.304       658           223,861     81.61    71.69
$250,001 to $300,000             173        47,154,269         19.50     6.327       663           272,568     81.85    56.38
$300,001 to $350,000              81        25,721,659         10.64     6.373       670           317,551     80.53    49.36
$350,001 to $400,000               6         2,222,817          0.92     6.016       711           370,469     80.00    16.56
$400,001 to $450,000               2           824,000          0.34     6.626       703           412,000     80.00    49.51
$450,001 to $500,000               1           493,000          0.20     6.500       670           493,000     85.00   100.00
                            --------      ------------    ----------  --------  --------    --------------  --------  -------
TOTAL:                         1,724      $241,765,495        100.00%    6.792%      659    $      140,235     83.37%   65.85%
                            --------      ------------    ----------  --------  --------    --------------  --------  -------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $9,982 to approximately $493,000 and the average outstanding principal balance of the Mortgage Loans was approximately $140,235.

PRODUCT TYPES

                             NUMBER        AGGREGATE                            WEIGHTED       AVERAGE      WEIGHTED
                               OF          PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE       PRINCIPAL      AVERAGE  PERCENT
                            MORTGAGE        BALANCE        MORTGAGE   AVERAGE    CREDIT        BALANCE      ORIGINAL   FULL
      PRODUCT TYPES          LOANS        OUTSTANDING        POOL      COUPON    SCORE        OUTSTANDING      LTV      DOC
-------------------------   --------      ------------    ----------  --------  --------    --------------  --------  -------
Fixed - 15 Year                    4      $    154,588          0.06%   10.498%      666    $       38,647    100.00%   64.18%
Fixed - 20 Year                    1            32,251          0.01    11.130       630            32,251    100.00   100.00
Fixed - 30 Year                  424        35,177,437         14.55     7.826       659            82,966     85.73    80.78
ARM - 2 Year/6 Month             905       175,395,575         72.55     6.397       658           193,807     82.21    63.26
ARM - 3 Year/6 Month             103        18,017,073          7.45     6.355       657           174,923     82.31    70.76
Balloon Loans                    287        12,988,571          5.37     9.877       677            45,256     93.88    53.46
                            --------      ------------    ----------  --------  --------    --------------  --------  -------
TOTAL:                         1,724      $241,765,495        100.00%    6.792%      659    $       140,235    83.37%   65.85%
                            --------      ------------    ----------  --------  --------    --------------  --------  -------

ADJUSTMENT TYPE

                             NUMBER        AGGREGATE                            WEIGHTED       AVERAGE      WEIGHTED
                               OF          PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE       PRINCIPAL      AVERAGE  PERCENT
                            MORTGAGE        BALANCE        MORTGAGE   AVERAGE    CREDIT        BALANCE      ORIGINAL   FULL
      ADJUSTMENT TYPE        LOANS        OUTSTANDING        POOL      COUPON    SCORE        OUTSTANDING      LTV      DOC
-------------------------   --------      ------------    ----------  --------  --------    --------------  --------  -------
ARM                            1,008      $193,412,648         80.00%    6.393%      658    $      191,878     82.22%   63.96%
Fixed Rate                       716        48,352,847         20.00     8.388       664            67,532     87.97    73.40
                            --------      ------------    ----------  --------  --------    --------------  --------  -------
TOTAL:                         1,724      $241,765,495        100.00%    6.792%      659    $      140,235     83.37%   65.85%
                            --------      ------------    ----------  --------  --------    --------------  --------  -------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER        AGGREGATE                            WEIGHTED       AVERAGE      WEIGHTED
                               OF          PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE       PRINCIPAL      AVERAGE  PERCENT
                            MORTGAGE        BALANCE        MORTGAGE   AVERAGE    CREDIT        BALANCE      ORIGINAL   FULL
GEOGRAPHIC DISTRIBUTION      LOANS        OUTSTANDING        POOL      COUPON    SCORE        OUTSTANDING      LTV      DOC
-------------------------   --------      ------------    ----------  --------  --------    --------------  --------  -------
Arizona                           65      $  6,193,638          2.56%    6.764%      666    $       95,287     87.13%   82.34%
California                       789       137,381,777         56.82     6.617       667           174,121     81.11    55.60
Colorado                         173        21,767,829          9.00     6.661       658           125,826     85.24    83.64
Florida                            6           769,691          0.32     7.000       634           128,282     87.59    58.17
Georgia                           77         9,792,694          4.05     7.276       634           127,178     90.06    90.86
Idaho                              1           252,000          0.10     6.130       637           252,000     90.00   100.00
Iowa                               2           199,881          0.08     7.898       613            99,940     83.99   100.00
Michigan                          28         2,776,434          1.15     7.649       611            99,158     90.01    87.81
Montana                            1           113,076          0.05     7.750       561           113,076     90.00   100.00
Nevada                            21         2,719,496          1.12     6.942       646           129,500     85.51    53.57
North Carolina                    35         3,816,162          1.58     7.487       618           109,033     90.22    91.24
Oregon                           199        19,130,652          7.91     7.107       646            96,134     84.98    67.39
South Carolina                     3           239,419          0.10     7.308       624            79,806     95.22   100.00
Tennessee                         20         2,034,942          0.84     7.517       615           101,747     90.41    89.74
Utah                               3           221,265          0.09     7.423       625            73,755     89.46   100.00
Washington                       299        33,937,141         14.04     7.059       655           113,502     85.44    78.44
Wyoming                            2           419,396          0.17     6.306       725           209,698     95.00   100.00
                            --------      ------------    ----------  --------  --------    --------------  --------  -------
TOTAL:                         1,724      $241,765,495        100.00%    6.792%      659    $      140,235     83.37%   65.85%
                            --------      ------------    ----------  --------  --------    --------------  --------  -------

(1) No more than approximately 1.16% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
  RANGE OF ORIGINAL       MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
LOAN-TO-VALUE RATIOS       LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
--------------------      --------  -------------  ----------  --------  --------  -----------  --------  -------
50.00% or less                 31   $   2,958,018      1.22%    8.221%      649    $    95,420   41.17%    72.04%
50.01% to 55.00%                7       1,149,579      0.48     6.578       605        164,226   51.95     90.52
55.01% to 60.00%               15       2,633,871      1.09     6.179       617        175,591   56.89     77.76
60.01% to 65.00%               14       2,394,254      0.99     6.374       613        171,018   63.23     96.24
65.01% to 70.00%               35       6,022,610      2.49     6.902       593        172,075   68.44     66.04
70.01% to 75.00%               41       7,134,792      2.95     6.523       632        174,019   74.13     57.99
75.01% to 80.00%              683     135,255,822     55.95     6.139       673        198,032   79.86     54.21
80.01% to 85.00%               64      12,768,844      5.28     6.944       610        199,513   84.21     87.76
85.01% to 90.00%              127      21,042,653      8.70     7.151       629        165,690   89.68     89.88
90.01% to 95.00%               83      12,415,174      5.14     6.862       655        149,580   94.41     92.08
95.01% to 100.00%             624      37,989,880     15.71     8.842       665         60,881   99.90     75.53
                            -----   -------------    ------     -----       ---    -----------   -----     -----
TOTAL:                      1,724   $ 241,765,495    100.00%    6.792%      659    $   140,235   83.37%    65.85%
                            -----   -------------    ------     -----       ---    -----------   -----     -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.00% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 10.23% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 96.40%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 21.43%.

LOAN PURPOSE

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
    LOAN PURPOSE           LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
---------------------     --------  -------------  ----------  --------  --------  -----------  --------  -------
Purchase                   1,256    $ 167,845,016     69.42%    6.759%      672    $   133,635   84.30%    59.63%
Refinance - Cashout          397       64,203,814     26.56     6.861       629        161,722   81.07     79.99
Refinance - Rate Term         71        9,716,665      4.02     6.914       623        136,854   82.40     79.92
                           -----    -------------    ------     -----       ---    -----------   -----     -----
TOTAL:                     1,724    $ 241,765,495    100.00%    6.792%      659    $   140,235   83.37%    65.85%
                           -----    -------------    ------     -----       ---    -----------   -----     -----

PROPERTY TYPE

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
     PROPERTY TYPE         LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
------------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------
Single Family              1,379    $ 189,274,208     78.29%    6.824%     655     $   137,255   83.56%    67.68%
Condominium                  222       31,693,157     13.11     6.736      672         142,762   82.94     60.47
Two- to Four-Family           46       10,349,947      4.28     6.483      696         224,999   81.55     46.12
Planned Unit Development      77       10,448,184      4.32     6.690      658         135,691   82.94     68.63
                           -----    -------------    ------     -----      ---     -----------   -----     -----
TOTAL:                     1,724    $ 241,765,495    100.00%    6.792%     659     $   140,235   83.37%    65.85%
                           -----    -------------    ------     -----      ---     -----------   -----     -----

DOCUMENTATION

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
  DOCUMENTATION            LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
------------------        --------  -------------  ----------  --------  --------  -----------  --------  -------
Full Documentation         1,168    $ 159,202,732     65.85%    6.821%     643     $   136,304   84.28%   100.00%
NIV                          539       80,017,820     33.10     6.750      690         148,456   81.61      0.00
LIV                           17        2,544,944      1.05     6.296      679         149,703   81.39      0.00
                           -----    -------------    ------     -----      ---     -----------   -----    ------
TOTAL:                     1,724    $ 241,765,495    100.00%    6.792%     659     $   140,235   83.37%    65.85%
                           -----    -------------    ------     -----      ---     -----------   -----    ------

OCCUPANCY

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
OCCUPANCY                  LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
--------------------      --------  -------------  ----------  --------  --------  -----------  --------  -------
Primary                     1,430   $ 196,550,248     81.30%    6.830%     658     $   137,448   83.37%    64.36%
Investment                    294      45,215,248     18.70     6.626      664         153,793   83.34     72.34
                            -----   -------------    ------     -----      ---     -----------   -----     -----
TOTAL:                      1,724   $ 241,765,495    100.00%    6.792%     659     $   140,235   83.37%    65.85%
                            -----   -------------    ------     -----      ---     -----------   -----     -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
     (MONTHS)              LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
------------------        --------  -------------  ----------  --------  --------  -----------  --------  -------
3                             343   $  47,980,121     19.85%    6.888%     663     $   139,884    82.73%   64.25%
4                           1,071     153,590,901     63.53     6.671      662         143,409    83.51    66.07
5                             245      33,407,068     13.82     6.991      645         136,355    83.38    68.34
6                              55       5,806,311      2.40     7.890      640         105,569    83.36    59.97
7                               7         730,705      0.30     7.635      613         104,386    89.96    50.37
8                               2          85,493      0.04     9.415      588          42,747    87.90    60.51
9                               1         164,896      0.07     8.130      654         164,896   100.00   100.00
                            -----   -------------    ------     -----      ---     -----------   ------   ------
TOTAL:                      1,724   $ 241,765,495    100.00%    6.792%     659     $   140,235    83.37%   65.85%
                            -----   -------------    ------     -----      ---     -----------   ------   ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
    PENALTY TERM           LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
-------------------       --------  -------------  ----------  --------  --------  -----------  --------  -------
None                          343   $  27,557,509     11.40%    7.920%      647    $    80,343   90.13%    79.19%
12 Months                      78      13,974,116      5.78     6.623       660        179,155   81.37     68.00
24 Months                   1,033     159,079,743     65.80     6.624       662        153,998   82.82     60.56
30 Months                       1         197,361      0.08     7.130       663        197,361   89.72    100.00
36 Months                     269      40,956,766     16.94     6.744       654        152,256   81.60     76.51
                            -----   -------------    ------     -----       ---    -----------   -----    ------
TOTAL:                      1,724   $ 241,765,495    100.00%    6.792%      659    $   140,235   83.37%    65.85%
                            -----   -------------    ------     -----       ---    -----------   -----    ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
----------------------    --------  -------------  ----------  --------  --------  -----------  --------  -------
501 to 525                     10   $   1,694,008      0.70%    8.172%      515    $   169,401   83.18%    66.15%
526 to 550                     30       5,404,637      2.24     7.395       543        180,155   78.44     94.66
551 to 575                     69      11,861,290      4.91     7.192       564        171,903   77.21     93.76
576 to 600                     98      15,972,163      6.61     7.082       590        162,981   81.43     82.51
601 to 625                    265      34,518,307     14.28     7.125       612        130,258   85.02     94.55
626 to 650                    312      39,883,746     16.50     7.005       640        127,833   84.30     82.00
651 to 675                    316      42,079,054     17.40     6.866       664        133,162   84.16     57.34
676 to 700                    254      35,036,808     14.49     6.511       688        137,940   83.93     46.09
701 to 725                    136      20,133,729      8.33     6.294       712        148,042   83.23     42.45
726 to 750                    132      19,535,811      8.08     6.342       734        147,999   82.39     36.90
751 to 775                     68      11,078,268      4.58     6.136       762        162,916   83.55     40.66
776 to 800                     33       4,479,775      1.85     6.339       786        135,751   84.29     62.27
801 to 810                      1          87,900      0.04     6.130       810         87,900   79.95      0.00
                            -----   -------------    ------     -----       ---    -----------   -----     -----
TOTAL:                      1,724   $ 241,765,495    100.00%    6.792%      659    $   140,235   83.37%    65.85%
                            -----   -------------    ------     -----       ---    -----------   -----     -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 659.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
RANGE OF GROSS MARGINS     LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
----------------------    --------  -------------  ----------  --------  --------  -----------  --------  -------
3.501% to 4.000%                1   $     148,000      0.08%    4.500%      681    $   148,000    80.00%  100.00%
4.001% to 4.500%               27       5,603,220      2.90     4.947       713        207,527    79.97    77.24
4.501% to 5.000%              106      20,992,910     10.85     5.518       694        198,046    80.01    61.14
5.001% to 5.500%              230      46,895,866     24.25     5.851       681        203,895    79.68    58.97
5.501% to 6.000%              242      48,634,548     25.15     6.317       663        200,969    82.33    63.50
6.001% to 6.500%              202      38,722,165     20.02     6.797       635        191,694    82.90    65.35
6.501% to 7.000%               97      16,923,167      8.75     7.278       621        174,466    83.51    63.25
7.001% to 7.500%               60       9,967,095      5.15     7.775       602        166,118    89.36    74.51
7.501% to 8.000%               28       3,442,377      1.78     8.200       598        122,942    92.72    84.08
8.001% to 8.500%               10       1,283,229      0.66     8.844       574        128,323    90.45    78.42
9.001% to 9.500%                4         642,208      0.33     9.633       543        160,552    89.87    56.70
9.501% to 10.000%               1         157,863      0.08     6.880       642        157,863    90.00   100.00
                            -----   -------------    ------     -----       ---    -----------    -----   ------
TOTAL:                      1,008   $ 193,412,648    100.00%    6.393%      658    $   191,878    82.22%   63.96%
                            -----   -------------    ------     -----       ---    -----------    -----   ------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 9.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.890% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
 MORTGAGE RATES            LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
------------------        --------  -------------  ----------  --------  --------  -----------  --------  -------
11.000% or less                27   $   5,696,722      2.95%     4.912%     713    $   210,990    79.97%   79.44%
11.001% to 11.500%             96      19,060,031      9.85      5.373      699        198,542    79.62    59.77
11.501% to 12.000%            239      48,824,400     25.24      5.852      680        204,286    79.61    59.15
12.001% to 12.500%            246      49,695,705     25.69      6.328      664        202,015    82.51    60.21
12.501% to 13.000%            204      38,867,939     20.10      6.813      634        190,529    82.91    67.56
13.001% to 13.500%             89      15,338,447      7.93      7.311      617        172,342    83.30    67.40
13.501% to 14.000%             61       9,980,558      5.16      7.808      599        163,616    90.13    77.14
14.001% to 14.500%             29       3,807,034      1.97      8.262      606        131,277    92.98    81.65
14.501% to 15.000%              8         889,043      0.46      8.726      598        111,130    93.82   100.00
15.001% to 15.500%              7         984,261      0.51      9.281      567        140,609    81.15    43.61
15.501% to 16.000%              1          53,005      0.03     10.000      515         53,005    90.00   100.00
16.001% to 16.500%              1         215,503      0.11     10.250      503        215,503    90.00   100.00
                            -----   -------------    ------     ------      ---    -----------    -----   ------
TOTAL:                      1,008   $ 193,412,648    100.00%     6.393%     658    $   191,878    82.22%   63.96%
                            -----   -------------    ------     ------      ---    -----------    -----   ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 16.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.391% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
   NEXT RATE              MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
ADJUSTMENT DATE            LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
---------------           --------  ------------   ----------  --------  --------  -----------  --------  -------
January 2006                    1   $     164,896      0.09%     8.130%     654    $   164,896   100.00%  100.00%
February 2006                   1          51,728      0.03      8.250      544         51,728    80.00   100.00
March 2006                      4         575,999      0.30      7.181      593        144,000    87.26    63.90
April 2006                     25       3,858,999      2.00      7.118      619        154,360    84.33    67.74
May 2006                      130      23,879,352     12.35      6.557      641        183,687    83.28    65.49
June 2006                     563     111,333,730     57.56      6.283      661        197,751    82.08    63.39
July 2006                     181      35,530,870     18.37      6.545      664        196,303    81.50    60.64
May 2007                       12       2,319,150      1.20      6.730      653        193,262    85.87    61.77
June 2007                      67      11,725,763      6.06      6.288      658        175,011    82.05    69.34
July 2007                      24       3,972,161      2.05      6.334      656        165,507    81.00    80.20
                            -----   -------------    ------      -----      ---    -----------   ------   ------
TOTAL:                      1,008   $ 193,412,648    100.00%     6.393%     658    $   191,878    82.22%   63.96%
                            -----   -------------    ------      -----      ---    -----------   ------   ------